Exhibit 99.1

THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of April 26, 2006 (the “Amendment”) is entered into among Quanta Services, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
     WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 19, 2003 (as amended and modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement as set forth below;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	Amendments. The Credit Agreement is hereby amended as follows:
       (a) The word “or” at the end of clause (c) in the definition of “Change of Control” in Section 1.01 is hereby deleted and replaced with a “;”, the period at the end of clause (d) is hereby deleted and replaced with “; or” and the following language is hereby added following clause (d) and shall read as follows:
          (e) the occurrence of a “Fundamental Change” (or any comparable term) or a “Change of Control” (or any comparable term) under, and as defined in, the 2006 Convertible Subordinated Debentures Documents.
       (b) The definition of “Subordinated Indebtedness” in Section 1.01 is hereby amended to read as follows:
          “Subordinated Indebtedness” means the (a) unsecured Indebtedness under (i) the 2000 Subordinated Documents, as amended or modified from time to time in accordance with the terms hereof, (ii) the 2003 Convertible Subordinated Debentures, as amended or modified from time to time in accordance with the terms hereof and (iii) the 2006 Convertible Subordinated Debentures, as amended or modified from time to time in accordance with the terms hereof and (b) any other unsecured Indebtedness of the Borrower or any Subsidiary which by its terms is expressly subordinated in right of payment to the prior payment of the Obligations under this Agreement and the other Loan Documents on terms and conditions and evidenced by documentation reasonably satisfactory to the Administrative Agent.
       (c) The following definitions are hereby added in Section 1.01 in the appropriate alphabetical order and shall read as follows:
          “Third Amendment Effective Date” means April 26, 2006.

          “2006 Convertible Subordinated Debentures” means those certain Convertible Subordinated Debentures of the Borrower to be issued pursuant to the 2006 Subordinated Indenture containing terms and conditions reasonably satisfactory to the Administrative Agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.
          “2006 Convertible Subordinated Debentures Documents” means the 2006 Convertible Subordinated Debentures, the 2006 Subordinated Indenture and all other documents executed and delivered in respect of the 2006 Convertible Subordinated Debentures and the 2006 Subordinated Indenture, in each case containing terms and conditions reasonably satisfactory to the Administrative Agent, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.
          “2006 Subordinated Indenture” means that certain Indenture to be entered into by the Borrower, as issuer, in fiscal year 2006 containing terms and conditions reasonably satisfactory to the Administrative Agent, as the same may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof and thereof.
          (d) The following sentence is hereby added at the end of Section 6.23 and shall read as follows:
The subordination provisions contained in the 2006 Convertible Subordinated Debentures Documents are enforceable against the Borrower, the Guarantors and the holders of the 2006 Convertible Subordinated Debentures, and all Obligations hereunder and under the other Loan Documents are within the definitions of “Senior Indebtedness” (or any comparable term) and “Designated Senior Indebtedness” (or any comparable term) included in such subordination provisions.
          (e) Sections 8.03(l) and (m) are hereby amended to read as follows and a new Section 8.03(n) is hereby added following Section 8.03(m) to read as follows:
          (l) unsecured Indebtedness of the Borrower under the 2006 Convertible Subordinated Debentures in an aggregate principal amount of up to $200,000,000;
          (m) Guarantees with respect to Indebtedness permitted under clauses (a) through (i) of this Section 8.03; and
          (n) Guarantees (which Guarantees shall be similarly subordinated) with respect to Indebtedness permitted under clauses (j), (k) and (l) of this Section 8.03.
          (f) The word “and” at the end of Section 8.06(b) is hereby deleted, the period at the end of Section 8.06(c) is hereby deleted and replaced with “; and” and a new Section 8.06(d) is hereby added following Section 8.06(c) and shall read as follows:
          (d) in addition to the dividends and purchases, redemptions, acquisitions or retirements of Capital Stock permitted by Section 8.06(c) above, the Borrower may make dividends and purchase, redeem, acquire or retire shares of its Capital Stock of any class or any warrants or options to purchase any such shares of its Capital Stock in an

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           aggregate amount not to exceed $75,000,000 subsequent to the Third Amendment Effective Date.
          (g) The word “or” at the end of clause (6) in Section 8.09(a) is hereby deleted and replaced with a “,”, the period at the end of Section 8.09(a) is hereby deleted and replaced with “or” and the following language is hereby added at the end of Section 8.09(a) following clause (7) and shall read as follows:
          (8) the 2006 Convertible Subordinated Debentures Documents.
          (h) The first parenthetical in Section 8.12(a) is hereby amended to read as follows:
(including without limitation the 2000 Subordinated Documents, the 2003 Convertible Subordinated Debentures Documents and the 2006 Convertible Subordinated Debentures Documents)
       (i) Section 8.12(b) is hereby amended to read as follows:
          (b) Make (or give any notice with respect thereto) any voluntary or optional payment, prepayment, redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due) or any voluntary or optional refund, refinance or exchange of any Indebtedness (including without limitation the 2003 Convertible Subordinated Debentures Documents and the 2006 Convertible Subordinated Debentures Documents) of the Borrower or any Subsidiary (other than Indebtedness arising under the Loan Documents); provided, however, notwithstanding anything in this Agreement to the contrary, so long as no Default or Event of Default shall have occurred and be continuing or would occur as a result therefrom, the Borrower may prepay (and provide any notice with respect to any such prepayment) any of the Indebtedness under the 2000 Subordinated Documents.
       (j) Section 8.12(c) is hereby amended to read as follows:
          (c) Permit any Indebtedness of the Borrower or any Subsidiary (other than the Indebtedness arising under the Loan Documents) to be designated or identified as (i) “Designated Senior Debt” under and as defined in the 2000 Subordinated Indenture, (ii) “Designated Senior Indebtedness” under and as defined in the 2003 Subordinated Indenture or (iii) “Designated Senior Indebtedness” (or any comparable term) under and as defined in the 2006 Subordinated Indenture.
       (k) The period at the end of Section 9.01(o) is hereby deleted and replaced with “; or” and a new Section 9.01(p) is hereby added following Section 9.01(o) to read as follows:
          (p) 2006 Convertible Subordinated Debentures. (i) There shall occur an “Event of Default” (or any comparable term) under, and as defined in, the 2006 Convertible Subordinated Debentures Documents, (ii) any of the Obligations for any reason shall cease to be “Senior Indebtedness” (or any comparable term) under, and as defined in, the 2006 Convertible Subordinated Debentures Documents, (iii) any Indebtedness other than the Obligations shall constitute “Designated Senior Indebtedness” (or any comparable term) under, and as defined in, the 2006 Convertible Subordinated Debentures Documents or (iv) the subordination provisions of the 2006 Convertible Subordinated Debentures Documents

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shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the 2006 Convertible Subordinated Debentures.
       (l) The following sentence is hereby added at the end of Section 11.19 and shall read as follows:
The Indebtedness evidenced by this Agreement is hereby specifically designated as “Designated Senior Indebtedness” (or any comparable term) for purposes of the 2006 Subordinated Indenture and the other 2006 Convertible Subordinated Debentures Documents.
     2. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Lenders holding a majority of the Revolving Commitments, the Required Lenders and the Administrative Agent.
     3. Miscellaneous.
       (a) The Credit Agreement, as amended by this Amendment, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
       (b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
       (c) The Borrower and the Guarantors hereby represent and warrant as follows:
          (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
          (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Parties in accordance with its terms, except as such enforceability may be subject to (x) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (y) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
          (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment, other than those that have already been obtained and are in full force and effect.
       (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and

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warranties expressly relate solely to an earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
          (e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
          (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
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     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	QUANTA SERVICES, INC.,
a Delaware corporation

	By:	/s/ James H. Haddox
	Name:	James H. Haddox
	Title:	Chief Financial Officer

GUARANTORS:	ARBY CONSTRUCTION, INC.
AUSTIN TRENCHER, INC.
CCLC, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DILLARD SMITH CONSTRUCTION COMPANY
DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
MANUEL BROS., INC.
MEARS GROUP, INC.
NETWORK ELECTRIC COMPANY
NORTH SKY COMMUNICATIONS, INC.
PARKSIDE SITE & UTILITY COMPANY
     CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
PWR FINANCIAL COMPANY
QPC, INC.
QSI, INC.
QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA LVII ACQUISITION, INC.
QUANTA LVIII ACQUISITION, INC.
QUANTA LIX ACQUISITION, INC.
QUANTA LX ACQUISITION, INC.
QUANTA LXI ACQUISITION, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXIII ACQUISITION, INC.
QUANTA LXIV ACQUISITION, INC.
QUANTA LXV ACQUISITION, INC.,
each a Delaware corporation

	By:	/s/ James H. Haddox
	Name:	James H. Haddox
Title: Vice President
THIRD AMENDMENT

QUANTA LXVI ACQUISITION, INC.
QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA UTILITY INSTALLATION COMPANY, INC.
R.A. WAFFENSMITH & CO., INC.
SOUTHEAST PIPELINE CONSTRUCTION, INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
TOM ALLEN CONSTRUCTION COMPANY
TTGP, INC.
TTLP, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UTILITY LINE MANAGEMENT SERVICES, INC.
VCI TELCOM, INC.
W.C. COMMUNICATIONS, INC.,
each a Delaware corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION, ALLTECK LINE CONTRACTORS (USA), INC. POTELCO, INC., each a Washington corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

BRADFORD BROTHERS, INCORPORATED TTM, INC., each a North Carolina corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President
THIRD AMENDMENT

CMI SERVICES, INC.
TRAWICK CONSTRUCTION COMPANY, INC.,
each a Florida corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

CROWN FIBER COMMUNICATIONS, INC.,
a Virginia corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED, a California corporation

By: Name:	/s/ James H. Haddox James H. Haddox
Title:	Vice President

FIVE POINTS CONSTRUCTION CO. MEJIA PERSONNEL SERVICES, INC. SOUTHWEST TRENCHING COMPANY, INC. each a Texas corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

INTERMOUNTAIN ELECTRIC, INC., a Colorado corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President
THIRD AMENDMENT

IRBY CONSTRUCTION COMPANY, a Mississippi corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

METRO UNDERGROUND SERVICES, INC. OF ILLINOIS, PROFESSIONAL TELECONCEPTS, INC., each an Illinois corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

PAR ELECTRICAL CONTRACTORS, INC., a Missouri corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

PROFESSIONAL TELECONCEPTS, INC., a New York corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

THE RYAN COMPANY, INC., a Massachusetts corporation

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

QDE, LLC, a Delaware limited liability company

By:	PWR Financial Company, Its Sole Member

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President
THIRD AMENDMENT

QUANTA ASSET MANAGEMENT LLC, a Delaware limited liability company

By:	QSI, Inc., Its Sole Member

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President

TOTAL QUALITY MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By:	Environmental Professional Associates, Limited, Its Sole Member

By:	/s/ James H. Haddox

Name:	James H. Haddox
Title:	Vice President

QUANTA UTILITY SERVICES, LLC, a Delaware limited liability company

By:	Mejia Personnel Services, Inc., Its Sole Member

By:	/s/ James H. Haddox
Name:	James H. Haddox
Title:	Vice President
THIRD AMENDMENT

TJADER, L.L.C.
OKAY CONSTRUCTION COMPANY, LLC
each a Delaware limited liability company

By:	Spalj Construction Company, Its Sole Member

By:	/s/ James H. Haddox

Name:	James H. Haddox
Title:	Vice President

MEARS/CPG LLC
MEARS ENGINEERING/ LLC
MEARS/HDD, LLC
MEARS SERVICES LLC
each a Michigan limited liability company

By:	Mears Group, Inc., The Sole Member of each of the foregoing limited liability companies

By:	/s/ James H. Haddox

Name:	James H. Haddox
Title:	Vice President

S.K.S. PIPELINERS, LLC,
a Delaware limited liability company

By:	Arby Construction, Inc., Its Sole Member

By:	/s/ James H. Haddox

Name:	James H. Haddox
Title:	Vice President

TNS-VA, LLC,
a Delaware limited liability company

By:	Professional Teleconcepts, Inc., Its Sole Member

By:	/s/ James H. Haddox

Name:	James H. Haddox
Title:	Vice President
THIRD AMENDMENT

NORTH HOUSTON POLE LINE, L.P.
LINDSEY ELECTRIC, L.P.
DIGCO UTILITY CONSTRUCTION, L.P.
each a Texas limited partnership

By:	Mejia Personnel Services, Inc., Its General Partner

By:	/s/ James H. Haddox

Name:	James H. Haddox
Title:	Vice President

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
QUANTA ASSOCIATES, L.P.
each a Texas limited partnerships

By:	QSI, Inc., Its General Partner

By:	/s/ James H. Haddox

Name:	James H. Haddox
Title:	Vice President

TRANS TECH ELECTRIC, L.P.,
a Texas limited partnership

By:	TTGP, Inc., Its General Partner

By:	/s/ James H. Haddox

Name:	James H. Haddox
Title:	Vice President

PWR NETWORK, LLC,
a Delaware limited liability company

By:	PWR Financial Company, Its Sole Member

By:	/s/ James H. Haddox

Name:	James H. Haddox
Title:	Vice President
THIRD AMENDMENT

QUANTA RECEIVABLES, LP,
a Delaware limited partnership

By:	PWR Network, LLC, Its General Partner

By:	PWR Financial Company, its Sole Member

By:	/s/ James H. Haddox

Name:	James H. Haddox
Title:	Vice President
THIRD AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Suzanne M. Paul

	Name:	Suzanne M. Paul
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender, L/C Issuer and
Credit-Linked L/C Issuer

	By:	/s/ Gary L. Mingle

	Name:	Gary L. Mingle
	Title:	Senior Vice President
THIRD AMENDMENT

LENDERS:

LANDMARK III CDO LIMITED
By:	Aladdin Capital Management LLC as Manager

By:	/s/ Angela Bozorgmir

Name:	Angela Bozorgmir
Title:	Director

LANDMARK II CDO LIMITED
By:	Aladdin Capital Management LLC as Manager

By:	/s/ Angela Bozorgmir

Name: Title:	Angela Bozorgmir Director

LANDMARK I CDO LIMITED
By:	Aladdin Capital Management LLC as Manager

By:	/s/ Angela Bozorgmir

Name: Title:	Angela Bozorgmir Director

BALLANTYNE FUNDING LLC

By:	/s/ M. Cristina Higgins

Name:	M. Cristina Higgins
Title:	Assistant Vice President

SEMINOLE FUNDING LLC

By:	/s/ M. Cristina Higgins

Name:	M. Cristina Higgins
Title:	Assistant Vice President

Hanover Square CLO Ltd.
By: Blackstone Debt Advisors L.P.
As Collateral Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Senior Managing Director
THIRD AMENDMENT

Union Square CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Senior Managing Director

Monument Park CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Senior Managing Director

Prospect Park CDO Ltd. By: Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares

Name:	Dean T. Criares
Title:	Senior Managing Director

Oppenheimer Senior Floating Rate Fund

By:	/s/ Paul Snogren

Name:	Paul Snogren
Title:	Manager

HarbourView CLO IV, Ltd.

By:	/s/ Paul Snogren

Name:	Paul Snogren
Title:	Manager

HarbourView CLO V, Ltd.

By:	/s/ Paul Snogren

Name:	Paul Snogren
Title:	Manager
THIRD AMENDMENT

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Asst. Vice President

FRANKLIN FLOATING RATE MASTER SERIES

By:	/s/ Richard Hsu

Name:	Richard Hsu
Title:	Asst. Vice President

LightPoint CLO 2004-I, Ltd.

By:	/s/ Colin Donlan

Name:	Colin Donlan
Title:	Director

Gulf Stream-Compass CLO 2002-1 Ltd. By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love
Title:	Chief Credit Officer

Gulf Stream-Compass CLO 2003-1 Ltd. By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love
Title:	Chief Credit Officer

Gulf Stream-Compass CLO 2005-1 Ltd. By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry K. Love

Name:	Barry K. Love
Title:	Chief Credit Officer
THIRD AMENDMENT

IKB Capital Corporation

By:	/s/ David Snyder
Name:	David Snyder
Title:	President

FOUR CORNERS CLO 2005-I, LTD. By: Four Corners Capital Management LLC, As Collateral Manager

By:	/s/ Vijay Srinivasan

Name:	Vijay Srinivasan
Title:	Vice President

FORTRESS PORTFOLIO TRUST By: Four Corners Capital Management LLC, As Investment Manager

By:	/s/ Vijay Srinivasan

Name:	Vijay Srinivasan
Title:	Vice President

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II By: Four Corners Capital Management LLC, As Sub-Adviser

By:	/s/ Vijay Srinivasan

Name:	Vijay Srinivasan
Title:	Vice President

TRIMERAN CLO IV LTD. By: Trimeran Advisors L.L.C.

By:	/s/ David M. Millban

Name:	David M. Millban
Title:	Managing Director
THIRD AMENDMENT

BLACK DIAMOND CLO 2005-2 LTD. By: Black Diamond Capital Management, L.L.C. as its Collateral Manager

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President & Managing Partner

BLACK DIAMOND INTERNATIONAL FUNDING LTD.

By:	/s/ Alan Corkish.

Name:	Alan Corkish
Title:	Director

KZH PONDVIEW LLC

By:	/s/ Wai Kee Lee

Name: Title:	Wai Kee Lee Authorized Agent

JPMORGAN CHASE BANK, N.A.

By:	/s/ R.. Michael Arnett

Name:	R. Michael Arnett
Title:	Vice President

The Sumitomo Trust & Banking Co., Ltd.

By:	/s/ Elizabeth A. Quirk

Name:	Elizabeth A. Quirk
Title:	Vice President
THIRD AMENDMENT